2015 Third Quarter Earnings October 29, 2015 Investor Presentation Exhibit 99.2

Forward-looking Statements When used in this presentation and in documents filed with or furnished to the Securities and Exchange Commission (the “SEC”), or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to future financial performance, strategic plans or objectives, revenue, expense or earnings projections, or other financial items of Banc of California Inc. and its affiliates (“BANC,” the “Company,” “we,” “us” or “our”). By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.   Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (i) risks that the Company’s recently completed acquisitions, including the acquisitions of branches from Banco Popular, The Private Bank of California, CS Financial, Inc., and The Palisades Group, may disrupt current plans and operations, the potential difficulties in customer and employee retention as a result of those transactions and the amount of the costs, fees, expenses and charges related to those transactions; (ii) the credit risks of lending activities, which may be affected by further deterioration in real estate markets and the financial condition of borrowers, may lead to increased loan and lease delinquencies, losses and nonperforming assets in our loan portfolio, and may result in our allowance for loan and lease losses not being adequate to cover actual losses and require us to materially increase our loan and lease loss reserves; (iii) the quality and composition of our securities and loan portfolios; (iv) changes in general economic conditions, either nationally or in our market areas; (v) continuation of the historically low short-term interest rate environment, changes in the levels of general interest rates, and the relative differences between short- and long-term interest rates, deposit interest rates, our net interest margin and funding sources; (vi) fluctuations in the demand for loans and leases, the number of unsold homes and other properties and fluctuations in commercial and residential real estate values in our market area; (vii) results of examinations of us by regulatory authorities and the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan and lease losses, write-down asset values, increase our capital levels, or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; (viii) legislative or regulatory changes that adversely affect our business, including changes in regulatory capital or other rules; (ix) our ability to control operating costs and expenses; (x) staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; (xi) errors in our estimates in determining fair value of certain of our assets, which may result in significant declines in valuation; (xii) the network and computer systems on which we depend could fail or experience a security breach; (xiii) our ability to attract and retain key members of our senior management team; (xiv) costs and effects of litigation, including settlements and judgments; (xv) increased competitive pressures among financial services companies; (xvi) changes in consumer spending, borrowing and saving habits; (xvii) adverse changes in the securities markets; (xviii) earthquake, fire or other natural disasters affecting the condition of real estate collateral; (xix) the availability of resources to address changes in laws, rules or regulations or to respond to regulatory actions; (xx) inability of key third-party providers to perform their obligations to us; (xxi) changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board or their application to our business or final audit adjustments, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; (xxii) war or terrorist activities; and (xxiii) other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described in this report and from time to time in other documents that we file with or furnish to the SEC. You should not place undue reliance on forward-looking statements, and we undertake no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Banc of California 8th largest public independent California bank $7.3 billion in assets 100+ banking locations throughout California and the West Total Assets ($ in billions) Net Income ($ in millions) +858% +331% We are committed to building the top full-service bank empowering California’s diverse private businesses, entrepreneurs and homeowners $57.51 1YTD 2015 annualized

Third Quarter Highlights $0.29 diluted EPS; 0.9% ROAA; 12% ROATCE Record quarterly core deposit growth exceeding $500 million1 Average deposit balance per account increased 14% quarter-over-quarter Noninterest bearing deposits increased 17% quarter-over-quarter Record quarterly commercial banking segment loan originations exceeding $725 million2 Noninterest expenses reduced by $6.2 million quarter-over-quarter Asset quality remains strong and stable Net of branch sales and offsetting reduction in brokered and treasury balances Excluding mortgage banking originations Banc of California franchise delivers sixth straight quarter of strong financial performance

Strong and Accelerating Financial Results Growth Continues to be Accretive to Earnings, EPS, ROAA and ROATCE $1.24 2015 YTD Annualized $98.0 Dollars in millions Return on Assets and Return on Tangible Common Equity based on average assets and average tangible common equity, respectively, over stated time periods. Earnings per Share Pretax Income1 Return on Assets2 Return on Tangible Common Equity2

On Track to Meet Management’s 2015 Guidance Six Straight Quarters Above Consensus EPS Estimates Stated Year-End 2015 Run Rate Targets 1% 15% 1 Dollars in millions Return on Assets and Return on Tangible Common Equity based on average assets and average tangible common equity, respectively, over stated time periods. Earnings per Share Pretax Income1 Return on Assets2 Return on Tangible Common Equity2

Commercial Banking Segment Drives Profitability $20+ Million Increase in Quarterly Commercial Banking Pre-Tax Income since Popular Acquisition 1Business Segment Total; excludes Corporate / Other segment 3Q 2015 Pre-Tax Income by Business Segment1 Net interest income has grown 45% year-over-year Record new core deposits in 3Q 2015 Record commercial banking segment loan originations in 3Q 2015 $31.5 $35.8 $26.2 $9.6 Commercial Banking Segment Total Pre-Tax Income1

Noninterest Expense ($ in millions) Assets / FTE ($ in millions) Noninterest Expense and Productivity Investments in Scalable Platform Yielding Positive Results $67.4 $78.2 1 $75.9 1Includes Mortgage Banking-related commissions, bonus and loan-related expenses. $87.9 $81.7

Deposit Growth Driven by Deepening Client Relationships Winning Market Share Through Higher Per Account Core Deposit Balances $5.4 $3.6 $4.7 $4.9 $5.1 Total Deposits ($ in billions) 121% 39% 19% 13% 14% 15% 17% 81% 87% 86% 85% 83% Net deposit balances increased by $317 million by increasing average account size by 14%, to >$83,000 Noninterest bearing deposits now totaling over $1 billion and 19% of total deposits Reduced Treasury and Brokered deposit balances by >$200 million Cost of Deposits: 0.50% 0.54% 0.60% 0.70% 0.49% Annual Growth Rate Noninterest-bearing Interest-bearing

Accelerating Commercial Banking Loan Originations On pace to meet 2015 guidance for total annual originations of $7+ billion Commercial Banking Segment Gross Loan Originations ($ in millions) Business loan and lease balances now exceed CRE and Multifamily loan categories (1) New commercial banking segment origination yields over 4.3%, a quarter over quarter increase of 6bps Mortgage Banking Segment originations of $1.1 billion in 3Q $5.2 billion of total originations YTD 1Business loans include C&I, SBA and Leasing balances.

Asset Quality Remains Strong and Stable Strengthening Credit Metrics Resulting in Increased ALLL / NPL Coverage Ratio 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 % Change YoY NPAs / Assets 0.86% 0.65% 0.71% 0.66% 0.62% (28%) NPAs / Equity 8.7% 7.7% 8.4% 6.7% 7.0% (20%) ALLL / NPLs 66% 77% 69% 81% 77% + 17% 3Q 20151 ALLL Detail by Loan Type Loan Balance Discount ALLL ($) ALLL / Loans (%) ALLL + Discount / Loans (%) Originated Loans $2,807.6 --- $31.9 1.14% 1.14% Acquired Loans (Gateway, Beach, PBOC) 314.2 7.6 2.6 0.82% 3.24% BPOP Acquired 876.3 17.1 0.3 0.03% 1.98% Purchased Loans (Seasoned SFR Pools) 732.0 66.0 --- --- 9.02% Total $4,730.1 $90.7 $34.8 0.74% 2.65% 1Dollars in millions unless otherwise noted

Year-End and 2016 Preliminary Guidance Metric YE 2015 FY 2016 Earnings Per Share $1.15+ 15%+ YoY Total Assets $8.0 - $8.5 billion 15%+ YoY ROAA1 1%+ 1%+ ROATCE1 15%+ 15%+ Efficiency Ratio1 70% - 75% 65% - 70% 1Year-end Exit Run-Rate 2015; assumed launch point for FY2016 guidance